Exhibit 99.1

Barnwell Industries Highlights Increased Revenue Leverage to Rising Oil Prices and Ongoing Strategic Review

HOUSTON, TX / ACCESS Newswire / March 19, 2026 / Barnwell Industries, Inc. (NYSE American:BRN) (“Barnwell” or the “Company”) today highlighted the increased value and revenue potential of its Canadian oil production in light of recent strength in global energy prices, and provided an update on its ongoing strategic review process.

Barnwell produces crude oil from its interests in the Twining oil field in Alberta, Canada, generating approximately 950 barrels of oil equivalent per day from long-life, conventional reserves in a stable and well-established jurisdiction.

With recent increases in oil prices, the Company believes its Canadian production base is positioned to generate meaningfully higher revenue relative to recent prior periods. Barnwell’s assets provide direct exposure to strengthening North American energy markets, with low operational disruption and consistent production performance.

“We believe the current commodity price environment highlights the inherent value and resilience of our Canadian production base,” said Philip Patman, Jr., Chief Financial Officer of Barnwell Industries. “Our assets offer shareholders meaningful leverage to rising oil prices, and we are focused on translating this into enhanced revenues and long-term value.”

The Company also confirmed that it continues to actively evaluate strategic alternatives with respect to its Canadian oil and gas assets, including the potential sale of such assets, as previously disclosed. As outlined in the Company’s Form 8-K filed with the Securities and Exchange Commission on March 13, 2026, Barnwell has commenced a process to solicit and evaluate indications of interest from potential counterparties, with the intention being to confirm and potentially realize fair value for those assets in light of current market conditions.

The Company remains committed to disciplined capital allocation and maximizing shareholder value, and will provide updates as appropriate.

About Barnwell Industries, Inc.

Barnwell Industries, Inc. (NYSE:BRN) is a diversified company with operations and interests in energy and related assets. The Company is focused on disciplined capital allocation, operational excellence, and high-return growth opportunities.

Forward-Looking Statements

The information contained in this press release contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. A forward-looking statement is one which is based on current expectations of future events or conditions and does not relate to historical or current facts. These statements include various estimates, forecasts, projections of Barnwell’s future performance, statements of Barnwell’s plans and objectives, and other similar statements. Forward-looking statements include phrases such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates,” “assumes,” “projects,” “may,” “will,” “will be,” “should,” or similar expressions. Although Barnwell believes that its current expectations are based on reasonable assumptions, it cannot assure that the expectations contained in such forward-looking statements will be achieved. Forward-looking statements involve risks, uncertainties and assumptions which could cause actual results to differ materially from those contained in such statements. The risks, uncertainties and other factors that might cause actual results to differ materially from Barnwell’s expectations are set forth in the “Forward-Looking Statements,” “Risk Factors” and other sections of Barnwell’s annual report on Form 10-K for the last fiscal year and Barnwell’s other filings with the Securities and Exchange Commission. Investors should not place undue reliance on the forward-looking statements contained in this press release, as they speak only as of the date of this press release, and Barnwell expressly disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statements contained herein.

COMPANY:

Philip F. Patman, Jr.
Chief Financial Officer and Treasurer
Barnwell Industries, Inc.
24 Greenway Plaza, Suite 1800Q
Houston, Texas 77046
Telephone: +1 (713) 730 7026
Website: www.brninc.com

SOURCE: Barnwell Industries, Inc.